Exhibit 99.1

APRIL 9TH, 2025 ANNUAL SHAREHOLDER MEETING Harold Edwards President & Chief Executive Officer

MARCH 2025 THE LIMONEIRA TRANSFORMATION Unlocking premium value

3 Non - GAAP Financial Measures Due to significant depreciable assets associated with the nature of the Company's operations and interest costs associated with its capital structure, management believes that earnings before interest, income taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA, which excludes stock - based compensation, pension settlement cost, impairment of intangible asset, gain (loss) on disposal of assets, net, cash bonus related to the sale of assets, gain on legal settlement and severance benefits are important measures to evaluate the Company's results of operations between periods on a more comparable basis. Such measurements are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and should not be construed as an alternative to reported results determined in accordance with GAAP. The non - GAAP information provided is unique to the Company and may not be consistent with methodologies used by other companies. EBITDA and adjusted EBITDA are summarized and reconciled to net (loss) income attributable to Limoneira Company, which management considers to be the most directly comparable financial measure calculated and presented in accordance with GAAP. Forward - Looking Statements This presentation contains forward - looking statements, including guidance for fiscal years 2025 and beyond, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward - looking statements are based on Limoneira's current expectations about future events and can be identified by terms such as "expect," "may," "anticipate," “plans,” "intend," "should be," "will be," "is likely to," "strive to ," and similar expressions referring to future periods. Limoneira believes the expectations reflected in the forward - looking statements are reasonable but cannot guarantee future results, level of activity, performance or achievements. Actual results may differ materially from those expressed or implied in the forward - looking statements. Therefore, Limoneira cautions you against relying on any of these forward - looking statements. Factors which may cause future outcomes to differ materially from those foreseen in forward - looking statements include, but are not limited to: success in executing the Company’s business plans and strategies, including the review and evaluation of strategic transactions; the process by which the Company engages in its evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; the possibility that the evaluation of potentia l strategic transactions will not realize any additional value to our stockholders, and managing the risks involved in the foregoing; changes in laws, regulations, rules, quotas, tariffs and import laws; weather conditions that affect production, transportation, storage, import and export of fresh product; increased pressure from crop disease, insects and other pests; disruption of water supplies or changes in water allocations; disruption in the global supply chain; pricing and supply of ra w materials and products; market responses to industry volume pressures; pricing and supply of energy; changes in interest and currency exchange rates; availability of financing for land development activities; political changes and economic crises; international conflict; acts of terrorism; labor disruptions, strikes or work stoppages; loss of important intellectual prope rty rights; inability to pay debt obligations; inability to engage in certain transactions due to restrictive covenants in debt instruments; government restrictions on land use; and market and pricing risks due to concentrated ownership of stock. Other risks and uncertainties include those that are described in Limoneira's SEC filings which are available on the SEC's website at http://www.sec.gov. Limoneira undertakes no obligation to subsequently update or revise the forward - looking statements made in this presentation, except as required by law. DISCLOSURE

4 OVERVIEW

5 through transformative land - use conversion and water monetization while growing avocado and citrus returns LIMONEIRA IS UNLOCKING SIGNIFICANT SHAREHOLDER VALUE

6 Expand citrus operations Growing integrated services across growing, packing, marketing and distribution to drive higher margins Accelerate California avocado leadership Scaling our position as the Country’s largest avocado grower Realize premium asset value Monetizing our land and water portfolio through strategic development and entitlements STRATEGIC VALUE DRIVERS

7 21,000+ ACRE FEET 10,500 TOTAL ACRES 5,300 U.S. FRUIT - BEARING ACRES Agricultural land Water rights Development portfolio OWNED WATER RIGHTS USAGE RIGHTS PUMPING RIGHTS STRATEGIC CA / AZ LOCATIONS 1,200 ACRES OF AVOCADOS MATURING CA AZ Chile Argentina GLOBAL FOOTPRINT 550 ENTITLED DEVELOPMENT ACRES 3,000 ACRES FOR POTENTIAL DEVELOPABLE CONVERSION $165M ESTIMATED DISTRIBUTABLE CASH 6 - YEAR REVENUE STREAM PREMIUM ASSET PORTFOLIO HERE’S WHAT WE HAVE TODAY

$50M Remaining assets Identified for sale $165M Cash proceeds from Harvest at Limoneira residential development over next 6 fiscal years $1.3M Annual revenue from 3 - year fallowing program in Yuma, AZ with additional opportunities by the end of 2026 $1.7M Water pumping rights sold in the adjudicated Santa Paula Basin with additional opportunities to monetize conserved water Explore land use conversion & entitlement opportunities for Limco Del Mar & Olivelands / Orchard Farm LAND ENTITLEMENT & DEVELOPMENT / WATER MONETIZATION STRATEGIC VALUE DRIVERS 8 HERE’S WHAT WE HAVE TODAY (CONT.)

9 WINDFALL FARMS EXTRAORDINARY CENTRAL COAST DEVELOPMENT OPPORTUNITY • 724 acres located in the acclaimed Paso Robles AVA – voted USA Today’s best wine region of 2023 • 389 ± acres planted with high - quality wine grapes • Significant water resources with 7 wells (4 active, 3 cased); approx. 7,000 GPM available • Existing infrastructure from former equestrian operations, including a luxury residence and multiple high - quality barns. • Subdivision approved for 76 buildable parcels (~10 acres each) MONETIZING

MONETIZING

WINDFALL POTENTIAL DEVELOPMENT OPPORTUNITIES

- 400+/- ACRE VINEYARD - WINDFALL FARMS
- WATER UTILITY
- VINEYARD ESTATES
- WINERY/ TASTING ROOM
- 8-BEDROOM HOSPITALITY CENTER / BED AND BREAKFAST
- POLO / EQUESTRIAN CENTER

- HOSPITALITY/ LODGING
- RECREATIONAL VEHICLE RESORT
- ACTIVITY CENTERS/ HOSPITALITY CENTERS/ STORES/ RESTAURANT/ SPA
- 10+/- ACRE OLIVE ORCHARD & COMMUNITY GARDEN
- WINDFALL FREE RANGE LIVESTOCK
- COLLECTOR CAR VAULT

- WATER FEATURES: LAKE & POND
- WINEMAKING BULK CRUSH FACILITY
- WINDFALL SKEET RANGE
- WINDFALL HIKING TRAILS - VINEYARD EDUCATION
- WINDFALL GLAMPING SITE
- WINDFALL ENTERTAINMENT VENUE



Murphy Atkinson COUNTRY ESTATES & VINEYARDS Sotheby's INTERNATIONAL REALTY

LIMONEIRA

10

11 PAN DE AZUCAR & SAN PABLO LA SERENA, CHILE MONETIZING

San Pablo Pan de Azucar PAN DE AZUCAR Acquired in 2017 SAN PABLO RANCH Acquired in 2018 3,317 total acres on two parcels ---- ranch outline MONETIZING

13 SANTA CLARA JUJUY, ARGENTINA Acquired in 2019 MONETIZING

14 Accelerate California avocado leadership Expand One World of Citrus THREE - PRONGED GROWTH STRATEGY Lemon grower Full vertical integration; targeting 1,000 acres of lemon production over next 4 - 5 years Lemon packer Packing, marketing and selling services for other lemon growers Citrus marketer & seller Packing, marketing and selling services for other citrus suppliers 2,000 planted acres by 2027 150 % to Expected to produce 30M pounds of avocados by 2030 $ 45M revenue APPROX. $ 34M operating profit AVOCADO ACREAGE EXPANDING BY STRATEGIC VALUE DRIVERS

15 Analyst Consensus Lemon Packing Growth Citrus Agency Growth Organic Recycling Avocado Expansion $4M $3M $ 5M EXPECT TO GENERATE $50M EBITDA BY FY 2030 INCREMENTAL GROWTH $15M FY25 $50M FY30 $23M

16 ASSET MONETIZATION

FAIR MARKET VALUE GREATER THAN NET BOOK VALUE NET BOOK VALUE FMV 1 ACRES AS OF OCTOBER 2024 $87M $100M – $150M 200 Real estate development assets $162M $450M – $550M 10,500 Agricultural assets LAND | BUILDINGS | ORCHARDS | WATER $13M $25M – $30M Other assets ($40M) ($40M) Less estimated current net debt $222M $535M – $690M NET ASSET VALUE *Pre - tax $12.53 $30.20 – $38.95 NET ASSET VALUE PER SHARE *Based on 17,715,000 diluted shares outstanding 17

THE ALPHA

YUMA, AZ

SANTA PAULA BASIN, CA

FUTURE CONVERSION OF SELECT LAND

Select land / water conversion assets

$180M worth of assets **identified for sale**

550 acres entitled
for residential / commercial development (Harvest at Limoneira) for **$180M** in expected proceeds over **7 fiscal years**

12,000 acre-feet of Class III Colorado River rights

9,000 acre-feet of adjudicated annual pumping rights

Executed

4 assets sold in 2022 & 2023 for **$130M**

$15M received from Harvest at Limoneira in FY24

Received **$1.3M annually** in initial fallowing program **for fallowing 571 acres**

Sold **$1.7M ($30,000 per acre-foot)** of water pumping rights in the Santa Paula Basin

Future monetization opportunities

$50M worth of assets **remaining to be sold**

$165M expected over **next 6 fiscal years**

Entitlement of other properties

Next fallowing program could be **25-year deal** that must be in place by **end of 2026**; possible pricing of **$800-$1000 an acre-foot**

Additional opportunities to monetize **remaining acre-feet**

LIMONEIRA 18

LIMCO DEL MAR

LIMCO DEL MAR The Limco Del Mar Ranch consists of approximately 221 . 4 acres of agriculturally zoned Ventura County land located on the east end of Ventura, California . This property has approximately 208 . 4 acres of agricultural plantings consisting of 136 . 8 acres of lemons and 71 . 6 acres of avocados . The conversion of 105 acres of lemons into avocados is underway in 2025 . The company manages the agricultural operations on this property . Limco Del Mar owns 502 . 5 acre - feet of Santa Paula Basin Pumping rights comprised of 464 . 2 shares of Farmer Irrigation Company and 233 shares of Alta Mutual Water Company

Ranch Name	County/State	Total APN Acres	Lemons	Avocados	Specialty	Row Crops	Open
Limco Del Mar	Ventura, CA	221.4	136.8	71.6	-	-	-

	LEMON VARIETIES								OPEN GROUND	SPECIALTIES		AVOCADO VARIETIES		ROW CROPS	TOTAL ACREAGE							NON-BEARING			APN ACREAGES
	8A	EUREKA	MIX	MEYER	PINK	SEEDLESS	FINO 49	FOOTHILL		SUMO	CHARDONNAY	HASS	LAMB INTERSETS	LEASED	LEMONS	OPEN	AVOCADOS	ROWCROPS	SPECIALTIES	AGROMIN	TOTALS	LEMONS	AVOCADOS	TOTALS	TOTALS
Del Mar	115.5	-	21.3	-	-	-	-	-	-	-	-	71.6	-	-	137.7	-	71.6	-	-		208.4	19.8	-	19.8	221.4


LIMONEIRA
SINCE 1893

SOAR (Save Open Space and Agricultural Resources) is a series of voter initiatives that require a vote of the citizens of Ven tur a County or that city before agricultural land or open space areas can be rezoned for development. SOAR VOTE County of Ventura or City of Ventura Vote Needed Limco Del Mar

The Local Agency Formation Commission (LAFCO) of Ventura County is an independent commission that regulates the boundaries of cities and special districts. LAFCO works to ensure that local governments provide effective public services like water, sewer, and parks. LAFCO LAFCO has a stated goal of eliminating all islands and peninsulas of unincorporated county land within City urban boundaries Limco Del Mar is part of an island within the boundaries of the City of Ventura

LIMCO DEL MAR

LEMONS & AVOCADOS

CITY OF VENTURA LIMCO DEL MAR CAMPBELL PARCEL

LIMCO DEL MAR CAMPBELL PARCEL CITY OF VENTURA

LIMCO DEL MAR CAMPBELL PARCEL HARMON CANYON PRESERVE KIMBALL SPORTS PARK

LIMCO DEL MAR CAMPBELL PARCEL

$180M PIPELINE LAND MONETIZATION PROGRESS Identified near - term asset sales $8M $19M $2.6M $98M $128M TOTAL RECEIVED $50M TOTAL ANTICIPATED Commercial Property in Harvest at Limoneira OCT 26, 2022 Oxnard Lemon Property OCT 31, 2022 Santa Maria Property NOV 30, 2022 Northern Agricultural Properties OCT 26, 2023 CLOSED Southern Hemisphere Agricultural Assets Windfall Farms CASH PROCEEDS 33

LIMCO DEL MAR REAL ESTATE ASSETS ORCHARD FARM LA CUESTA LIMONEIRA HQ / OLIVELANDS LA CAMPANA IN PICTURES MALIBU HARVEST AT LIMONEIRA 34 SANTA BARBARA

HARVEST AT LIMONEIRA PREMIUM REAL ESTATE DEVELOPMENT PHASE 3 | IN PROGRESS 550 units 300 apartments PHASE 1 | COMPLETE 707 units $180M OVER 7 YEARS $15M RECEIVED IN FY24 2,050 units TOTAL PROJECT 1,261 closings CURRENT PROGRESS NATIONALLY RECOGNIZED HOMEBUILDER PARTNERS PHASE 2 | COMPLETE 554 units RESIDENTIAL CLOSINGS BY YEAR 2019: 210 2020: 144 2021: 232 2023: 121 2024: 554 35

CASH FLOW PROJECTIONS Total annual projected distribution HARVEST AT LIMONEIRA $8 $15 $8 $18 $34 $41 $22 $42 2022A 2024A 2025E 2026E 2027E 2028E 2029E 2030E DOLLARS IN MILLIONS FISCAL YEARS 36

EAST AREA HARVEST AT LIMONEIRA 1 2 RESIDENTIAL COMMERCIAL 37

Entered into letter of intent with Pacific Coast Investments, Inc. JULY 14, 2021 HARVEST MEDICAL PAVILION EAST AREA 2 Lot 1 to be dedicated medical office buildings Lot 2 to an acute care hospital East area 2 strategically located close to Harvest at Limoneira development project 35 Acres INTENDED FOR MEDICAL CAMPUS PHASE 1 Potential Quick - service restaurants Hotel Apartments Community college campus 38

HOLDING SIGNIFICANT VALUATION IN OWNERSHIP OVER WATER RIGHTS WATER ASSETS ~21,000+ Acre feet of owned water rights Water rights, usage rights, and water pumping rights associated with Limoneira land $10k – $70k per acre foot Range of recent water rights sales in CA/AZ 5.9% Southern California water price escalation Compounded annually since 1974 SUBSTANTIAL INVESTMENTS made in water companies to support and exceed farming needs Colorado River Class 3 Water rights (12k acre feet) Santa Paula Basin Adjudicated pumping rights (9k+ acre feet) Fillmore Basin Unadjudicated pumping rights 39

WATER ASSETS BEGINNING TO MONETIZE Yuma, AZ Current fallowing program 3 - year deal that will drive APPROX. $1.3M of additional revenue from not farming 571 of 1,300 acres Next fallowing program potentially could be 25 - year deal that must be in place by end of 2026 Limoneira believes it can drive revenue from not farming all 1,300 acres with potential pricing of $800 - $1,000 an acre foot Santa Paula Water Basin Completed 3 separate water pumping rights transactions FOR A TOTAL OF $1.7M or $30,000 per acre - foot Anticipated additional monetization in 2025 40

WATER ASSETS BEGINNING TO MONETIZE 41 Sold 58 af of Santa Paula basin pumping rights @ $30,000/ af - $1.7 million Upcoming fallowing program for Colorado River water rights. Current fallowing program generating $1.3 million Formation of a water utility in the Santa Paula basin

42 AVOCADO PRODUCTION

$15.4 B $26.2 B 2022 2028E POSITIONED FOR GROWTH IN A THRIVING AVOCADO MARKET U.S. MARKET DEMAND 3B lbs consumed annually STRATEGIC TIMING California harvest falls between Mexican seasons PREMIUM POSITION U.S. consumers prefer California avocados MARKET ACCESS Proximity to high - consumption Rocky Mountain region SUPPLY CONTEXT California accounts for most of the U.S. production and currently produces 350M pounds US avocado consumption value (1) KEY MARKET ADVANTAGES 70% 43

$5 $9 $7 $17 $7 $25 1,800 8,000 5,700 8,200 3,800 15,100 AVOCADO EXPANSION IS BIGGEST GROWTH DRIVER 2024 2023 2022 2021 2020 2019 Revenue DOLLARS IN MILLIONS Production POUNDS IN THOUSANDS 44

826 735 2,000 500 FY19A FY24A FY30E STRATEGIC ACREAGE SHIFT TO EXPAND 3; AVOCADO PRODUCTION Leverage industry - leading yields and ideal geographic location to capitalize on growing U.S. avocado demand ACREAGE SHIFT TO AVOCADOS FY24A U.S. Avocado Acreage Yield (1) (lb. per acre) LEVERAGING SUPERIOR AVOCADO YIELDS CAPITALIZING ON AVOCADO DEMAND 2.7 B 3.0 B 3.6 B 2019 2023 2028 18.9 k 12.0 k 5.0 k Limoneira Large Grower Average U.S. Average U.S. Avocado Demand (1) (lbs.) 2030 Target $45M revenue $ 34M operating profit 34M pounds of production = 45 2.2k 18.9k 17.0k Limoneira Avocado Bearing Acreage FULL - BEARING NON - BEARING *Expected 10 - year average per acre at full bearing YIELD Source: L.E.K. Market Study Management (lb. per acre)

AVOCADO HIGHLIGHTS Anticipated planting 250 ADDITIONAL ACRES IN FY25 800 Current producing acres 1400 Planted acres 2.2% U.S. market share ONE OF THE LARGEST GROWERS 750 735 750 865 885 1,150 1,500 1,750 2,000 130 500 735 870 1,115 850 500 250 2023A 2024A 2025A 2026E 2027E 2028E 2029E 2030E 2031E 880 1,235 1,485 1,735 2,000 2,000 2,000 2,000 2,000 Number of planted acres & producing acres NON - BEARING FULL - BEARING 46

DRIVING PROFITABILITY OPTIMIZED AVOCADO OPERATIONS 17,000 lbs production PER ACRE $8,500 Operating / Harvest costs PER ACRE $25,500 Net revenue PER ACRE ($1.50/pound x 17,000 pounds) Total operating profit by 2030 APPROX. $ 34M 2,000 acres x $17,000 per acre 90 TREES/ACRE 180 TREES/ACRE CURRENT ENHANCED Density optimization $17,000 Operating profit PROFIT PER ACRE ($25,500 - $8,500) 47

48 AVOCADO VOLUMES BY ORIGIN IN THE US

49 ONE WORLD OF CITRUS

ONE WORLD OF CITRUS EXPANSION THREE - PRONGED GROWTH STRATEGY Lemon grower Full vertical integration Own growing operations Internal packing Direct marketing & sales Target Source Volume 20% 60% 20% Citrus marketer & seller Network distribution Marketing & sales of third - party citrus Lemon packer Services for growers Packing operations Marketing services Sales & distribution 50

APPROX. 15% of total U.S. Lemon crop marketed and distributed in 2023 were +275% from 2011 (~4%) LEMON MARKET LEADER WITHIN A HIGHLY FRAGMENTED SPACE High - quality products Integrated farm - to - customer supply chain Low - cost production Diverse global sourcing and distribution network Superior product mix Global scale and customer base DELIVERS Limoneira lemons 51

FARM MANAGEMENT SERVICES DIVISION Best - in - class grower services to drive top and bottom line and 3; recruit and retain grower partners Established a cross - functional grower services team to recruit and retain grower partners Focused on providing specialty services to farm managers & grower partners Spraying services Tree topping Aerial spraying using drone technology Agronomic consulting Technology application – Autonomous Tractors / Phytech / Wiseconn Soil / Land Preparation One of the best fresh utilization rates in the market Services are across full agriculture spectrum Providing these services to attract, recruit and retain lemon growers Providing these services to generate new revenue opportunities and strengthen our market position in the agriculture sector 52

LIMONEIRA CATALYSTS LAND USE CONVERSION HARVEST AT LIMONEIRA • $10 million distribution from partnership to Limoneira announced today • Phase 3 buildout - $155 million anticipated proceeds back to Limoneira in next 6 years • Sale of 550 single - family home lots • Development partnership for 300 multi - family for rent duplexes LIMCO DEL MAR • Tender for unowned units of Limited Partnership • Planting 105 acres of avocados • Entitlement effort HARVEST MEDICAL PAVILLION DEVELOPMENT • Letter of intent with Pacific Coast Investments, Inc. to sell land for hospital and medical clinic • New Santa Paula Hospital • Outpatient Medical Clinic • Assisted Living / Skilled Nursing Facility • In - N - Out restaurant • Hotel • 250 - unit apartment project 53

AVOCADO EXPANSION • 2,000 acres by 2027 • 34 million pounds by 2030 WATER MONETIZATION • Sold 58 af of Santa Paula basin pumping rights @ $30,000/ af - $1.7 million • Upcoming fallowing program for Colorado River water rights. Current fallowing program generating $1.3 million • Formation of a water utility in the Santa Paula basin SALE OF WINDFALL FARMS • Listing with Sotheby's - $33 million CHILEAN ASSET SALES • Sale of Pan De Azucar and San Pablo ranches - $15 million ARGENTINA ASSET SALE • Sale of 50% ownership in Santa Clara Ranch - $5 million LIMONEIRA CATALYSTS 54

AGROMIN JOINT VENTURE • 50% / 50% joint venture between Agromin and Limoneira • Expansion of project to 70 acres with permit to process 295,000 tons annually • Anticipated EBITA = $8 million / annually LIMONEIRA CATALYSTS 55

56 Expand citrus operations Growing integrated services across growing, packing, marketing and distribution to drive higher margins Accelerate California avocado leadership Scaling our position as the Country’s largest avocado grower Realize premium asset value Monetizing our land and water portfolio through strategic development and entitlements STRATEGIC VALUE DRIVERS

57 IN MEMORIAM JOHN BLANCHARD APRIL 17, 1943 – JUNE 12, 2024 57

Mark Palamountain Executive Vice President & Chief Financial Officer ANNUAL SHAREHOLDER MEETING Limoneira Company | Santa Paula, California | April 9 th , 2025

SUSTAINABLE COLLABORATION – THE PARTNERS • Agromin develops strategic partnerships with agriculture to design, build, and operate organics compost centers to help communities meet mandates set by the State of California to reduce greenhouse gas emissions at landfills. • Agromin develops a sustainable collaboration of companies to divert organics from landfills and produce organic rich compost to create healthy soils while reducing greenhouse gas emissions, decarbonize agriculture and drawing down carbon from the atmosphere.

AGROMIN PROJECT REVIEW 70 - ACRE COMMERCIAL COMPOST CENTER • 50 Year Permit for 295,000 Tons of Green Waste Processing • Solving Ventura County’s Green Waste Landfill Diversion Requirements • 50/50 equity split with Agromin ~ $35M project cost • $3M Cash Equity (50/50) – Development Cost Contribution • $10M State grant to fund construction • $22M 10Yr Financing secured by the project/contracts (Not on Limoneira's Balance Sheet)

PROJECT SITE PLAN

AGROMIN PROJECT BENEFITS LIMONEIRA BENEFITS • $8k/acre annual rents or $560,000 annually with 2.5% CPI • 90 Acre Foot Water Supply Agreement (Equity in Project) • +$3M EBIDTA Contribution YR1 (Rents and JV Earnings) • +$40M EBITDA Contribution first 10 years (Rents and JV Earnings) • Mulch/Compost on all properties

HARVEST AT LIMONEIRA PREMIUM REAL ESTATE DEVELOPMENT PHASE 3 | IN PROGRESS 550 units 300 apartments PHASE 1 | COMPLETE 707 units $180M OVER 7 YEARS $15M RECEIVED IN FY24 2,050 units TOTAL PROJECT 1,261 closings CURRENT PROGRESS NATIONALLY RECOGNIZED HOMEBUILDER PARTNERS PHASE 2 | COMPLETE 554 units RESIDENTIAL CLOSINGS BY YEAR 2019: 210 2020: 144 2021: 232 2023: 121 2024: 554 63

LIMONEIRA JOINT VENTURE

Independence in *Harvest at Limoneira, Santa Paula*

300 Apartments

- **<u>300 For Rent Multi-Family Apartments</u>**
  - Multiple configurations
    - ~135 units 2/BR/2BA
    - ~170 units 3BR/2.5BA
    - ~25 units 4BR/3BA

- Rents averaging from $2,800 - $4,000 per unit
- Square footage ranging from ~1,200-2,250 Sq. FT
- Start construction Summer of 2026 with completion estimated by the end of 2028
- Monetization in 2030 at full rent-up or hold to keep in rental program for cash flow and build value
- Expected rental income +$10M annually at full rent-up (split 50/50 after debt service)

LIMONEIRA JOINT VENTURE Independence in Harvest at Limoneira, Santa Paula 300 Apartments

LIMONEIRA JOINT VENTURE Independence in Harvest at Limoneira, Santa Paula 300 Apartments

LIMONEIRA JOINT VENTURE Independence in Harvest at Limoneira, Santa Paula 300 Apartments

LIMONEIRA JOINT VENTURE Independence in Harvest at Limoneira, Santa Paula 300 Apartments

LIMONEIRA JOINT VENTURE Independence in Harvest at Limoneira, Santa Paula 300 Apartments

LIMONEIRA JOINT VENTURE Independence in Harvest at Limoneira, Santa Paula 300 Apartments

LIMONEIRA JOINT VENTURE Independence in Harvest at Limoneira, Santa Paula 300 Apartments

CASH FLOW PROJECTIONS Total annual projected distributions HARVEST AT LIMONEIRA $8 $15 $8 $18 $34 $41 $22 $42 2022A 2024A 2025E 2026E 2027E 2028E 2029E 2030E DOLLARS IN MILLIONS FISCAL YEARS 72

73 FINANCIAL PERFORMANCE & OUTLOOK

$171 $165 $166 $185 $180 $192 $4 - $13 $7 $13 $22 $21 HISTORICAL REVENUE / EBITDA GROWTH 2024 2023 2022 2021 2020 2019 Revenue DOLLARS IN MILLIONS EBITDA DOLLARS IN MILLIONS 7.0 - 8.0M POUNDS OF AVOCADOS IN FY25 5.0 - 5.5M CARTONS OF FRESH LEMONS IN FY25 74

DELEVERAGING BALANCE SHEET $90 $62 $68 $90 $91 $105 $79 $102 $125 $132 $105 $37 $38 $4 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2024* Net debt DOLLARS IN MILLIONS Limoneira has 50% interest in real estate joint venture that had $66.9M of cash and cash equivalents on hand as of October 31, 2024, of which 50% is approximately $33.5M . The joint venture currently has no debt. Limoneira considers this approximately $33.5M as an offset to its net debt position of $37.6M 75

FAIR MARKET VALUE GREATER THAN NET BOOK VALUE NET BOOK VALUE FMV 1 ACRES AS OF OCTOBER 2024 $87M $100M – $150M 200 Real estate development assets $162M $450M – $550M 10,500 Agricultural assets LAND | BUILDINGS | ORCHARDS | WATER $13M $25M – $30M Other assets ($40M) ($40M) Less estimated current net debt $222M $535M – $690M NET ASSET VALUE *Pre - tax $12.53 $30.20 – $38.95 NET ASSET VALUE PER SHARE *Based on 17,715,000 diluted shares outstanding 76

77 Analyst Consensus Lemon Packing Growth Citrus Agency Growth Organic Recycling Avocado Expansion $4M $3M $ 5M EXPECT TO GENERATE $50M EBITDA BY FY 2030 INCREMENTAL GROWTH $15M FY25 $50M FY30 $23M

Q & A